SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:
[_] Preliminary proxy statement
[X] Definitive proxy statement
[_] Definitive additional materials
[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         HI-RISE RECYCLING SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)

                         HI-RISE RECYCLING SYSTEMS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[_] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid: $125

    [_] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date Filed:

                         HI-RISE RECYCLING SYSTEMS, INC.

                  16255 N.W. 54TH AVENUE, MIAMI, FLORIDA 33014

                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 16, 1996

                               -------------------

To the Shareholders of Hi-Rise Recycling Systems, Inc.:

         NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of Hi-Rise Recycling Systems, Inc., a Florida corporation (the "Company"), will be held at 11:30 a.m., local time, on Tuesday, July 16, 1996, at the offices of the law firm of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel located at Citicorp Center, 153 E. 53rd Street, 35th Floor, New York, New York for the following purposes:

         (1) To elect five members to the Company's Board of Directors to hold office until the Company's 1997 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To consider and vote upon a proposal to approve the adoption of the Company's 1996 Stock Option Plan and the reservation of 1,000,000 shares of Common Stock for issuance pursuant to the 1996 Stock Option Plan;

         (3) To consider and vote upon a proposal to approve the adoption of the Company's 1996 Directors' Stock Option Plan and the reservation of 150,000 shares of Common Stock for issuance pursuant to the 1996 Directors' Stock Option Plan; and

         (4) To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

         All shareholders are cordially invited to attend; however, only shareholders of record at the close of business on June 14, 1996 are entitled to vote at the Annual Meeting or any adjournments thereof.

                                              By Order of the Board of Directors

                                              DONALD ENGEL
                                              CO-CHAIRMAN OF THE BOARD AND
                                              CHIEF EXECUTIVE OFFICER

Miami, Florida
June 17, 1996

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1996 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                         HI-RISE RECYCLING SYSTEMS, INC.

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Hi-Rise Recycling Systems, Inc., a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1996 Annual Meeting of Shareholders of the Company to be held at 11:30 a.m., local time, on Tuesday, July 16, 1996, at the offices of the law firm of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel located at Citicorp Center, 153 E. 53rd Street, New York, New York, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is June 17, 1996. Shareholders should review the information provided herein in conjunction with the Company's 1995 Annual Report to Shareholders, which accompanies this Proxy Statement. The Company's principal executive offices are located at 16255 N.W. 54th Avenue, Miami, Florida 33014, and its telephone number is (305) 624-9222.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of five members to the Company's Board of Directors to serve until the Company's 1997 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) A proposal to approve the adoption of the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan") and the reservation of 1,000,000 shares of Common Stock for issuance pursuant to the 1996 Stock Option Plan;

         (3) A proposal to approve the adoption of the Company's 1996 Directors' Stock Option Plan (the "1996 Directors Option Plan") and the reservation of 150,000 shares of Common Stock for issuance pursuant to the 1996 Directors Option Plan; and

         (4) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the five nominees for director named below, (b) FOR the proposal to approve the adoption of the 1996 Stock Option Plan and the reservation of 1,000,000 shares of Common Stock for issuance pursuant to the 1996 Stock Option Plan and (c) FOR the proposal to approve the adoption of the 1996 Directors Option Plan and the reservation of 150,000 shares of Common Stock for issuance pursuant to the 1996 Directors Option Plan. In the event a shareholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made.

         The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on June 14, 1996, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 5,982,771 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to approve (i) the proposal to approve the adoption of the 1996 Stock Option Plan and the reservation of 1,000,000 shares of Common Stock for issuance pursuant to the 1996 Stock Option Plan and (ii) the proposal to approve the adoption of the 1996 Directors Option Plan and the reservation of 150,000 shares of Common Stock for issuance pursuant to the 1996 Directors Option Plan. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but will not be counted as votes cast "for" or "against" any given matter.

         A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered as shares present at the Annual Meeting, and will not be considered to have cast votes on any matters addressed at the Annual Meeting.

         A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices, 16255 N.W. 54th Avenue, Miami, Florida 33014, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.

                               SECURITY OWNERSHIP

         The following table sets forth, as of the Record Date, based on information obtained from the persons named below, the number of shares of Common Stock of the Company which were beneficially owned by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Company's Named Executive Officer (as defined below) and (iv) all directors and executive officers of the Company as a group:

                                               AMOUNT AND NATURE  PERCENTAGE OF
              NAME AND ADDRESS OF                OF BENEFICIAL     OUTSTANDING
              BENEFICIAL OWNER(1)                OWNERSHIP(2)      SHARES OWNED
- --------------------------------------------   -----------------  -------------

Donald Engel ...............................        50,000(3)            *

Mark D. Shantzis ...........................       734,575(4)          12.2%

Warren Adelson .............................       789,012(5)          12.6%

Ira S. Merritt .............................         1,000(6)            *

Joel M. Pashcow ............................            --(7)             --

All directors and executive officers as
   a group (6 persons) .....................     1,596,549(8)          25.3%

- ------------------------------

 *       Less than 1%.
(1) Unless otherwise indicated, the address of each of the beneficial owners identified above is 16255 N.W. 54th Avenue, Miami, Florida 33014.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(3) Does not include 500,000 shares of Common Stock issuable upon the exercise of options granted under the 1996 Stock Option Plan, subject to shareholder approval of such plan. Upon shareholder approval of the 1996 Stock Option Plan, all of such options will be presently exercisable.
(4) Includes (i) 639,575 shares beneficially owned by Mr. Shantzis and Mora Shantzis, his spouse, as joint tenants with rights of survivorship,
         (ii) 60,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock granted under the Company's 1993 Stock Option Plan (the "1993 Stock Option Plan"),
         (iii) 5,000 shares of Common Stock held by Mr. Shantzis as custodian under the Uniform Gifts to Minors Act for certain of his minor nieces and nephews and

         (iv) 30,000 shares of Common Stock beneficially owned by Recycling Education Foundation, of which Mora Shantzis is the a director. Does not include 40,000 shares of Common Stock issuable upon the exercise of options granted under the 1993 Stock Option Plan, which options are not presently exercisable.
(5) Includes (i) 10,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock granted under the Company's 1993 Directors' Stock Option Plan (the "1993 Directors Option Plan"), (ii) 5,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock granted to Mr. Adelson in June 1995 and (iii) 250,000 shares of Common Stock issuable upon the exercise of warrants, which warrants are currently exercisable.
(6) Does not include (i) 5,000 shares of Common Stock issuable upon the exercise of options granted under the 1993 Directors Option Plan, which options are not currently exercisable and (ii) 20,000 shares of Common Stock issuable upon the exercise of options granted under the 1996 Directors Option Plan, subject to shareholder approval of such plan.
(7) Does not include (i) 5,000 shares of Common Stock issuable upon the exercise of options granted under the 1993 Directors Option Plan, which options are not currently exercisable and (ii) 20,000 shares of Common Stock issuable upon the exercise of options granted under the 1996 Directors Option Plan, subject to shareholder approval of such plan.
(8) Includes (i) 17,962 shares of Common Stock which were issued to Harriet Oestreicher, Seymour Oestreicher's wife, in connection with the Company's acquisition of IDC Systems, Inc. ("IDC"), and (ii) 4,000 shares of Common Stock issuable upon the exercise of presently exercisable options to purchase Common Stock granted to Seymour Oestreicher under the 1993 Stock Option Plan. Does not include (i) an aggregate of 10,590 shares of Common Stock issuable to Mrs. Oestreicher in two equal annual installments commencing in February 1997 and (ii) 16,000 shares of Common Stock issuable upon the exercise of options granted to Seymour Oestreicher under the 1993 Stock Option Plan, which options are not presently exercisable. See notes (2) through (7) above.

                         ELECTION OF DIRECTORS; NOMINEES

         The Company's Articles of Incorporation provide that the number of directors constituting the Company's Board of Directors shall be at least one, with the exact number of directors to be fixed from time to time in the manner provided in the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors within the limits specified by the Company's Articles of Incorporation. The Board of Directors has fixed at five the number of directors that will constitute the Board of Directors for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 1997 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

         Each of the current members of the Board of Directors has been nominated by the Company to be reelected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers and directors of the Company are as follows:

          NAME                AGE                        POSITION
- ------------------------   -----------   ---------------------------------------

Donald Engel............       63         Co-Chairman of the Board of Directors
                                          and Chief Executive Officer

Mark D. Shantzis........       43         Co-Chairman of the Board of Directors
                                          and President

Seymour Oestreicher.....       72         Vice President - Distribution
                                          Development

Warren Adelson..........       54         Director

Ira S. Merritt..........       56         Director

Joel M. Pashcow.........       52         Director

         DONALD ENGEL has been Co-Chairman of the Board of Directors and Chief Executive Officer of the Company since March 1996. Prior to joining the Company, Mr. Engel was a private investor. From June 1991 to June 1993, Mr. Engel served as a consultant to Bear Stearns & Co., Inc. From March 1985 to June 1991, Mr. Engel served as a consultant to Drexel Burnham Lambert where he had been managing director since 1978. Mr. Engel has served as a director of multi-national companies such as Revlon Group, Inc., Triangle Industries, Inc., and Uniroyal Chemical, Inc.

         MARK D. SHANTZIS founded the Company in 1990 and served as its Chairman of the Board of Directors and Chief Executive Officer from inception until March 1996. Mr. Shantzis has been Co-Chairman of the Board of Directors and President of the Company since March 1996. Mr. Shantzis has been Chairman, President and Chief Executive Officer of Equidebt Financial Group, Inc., a company engaged in providing real estate development, management and financial services, since February 1984. Mr. Shantzis is the inventor of the Company's Hi-Rise Recycling System.(TM)

         SEYMOUR OESTREICHER has been Vice President - Distribution Development of the Company since March 1995. Mr. Oestreicher was a founder and has been Chairman of IDC, a company engaged in selling, installing and servicing trash compaction systems which was acquired by the Company in 1995, since its formation in 1987. Mr. Oestreicher was a founder and served as Chairman and President of International Dynetics Corp., a company engaged in the design, manufacture and installation of trash compaction systems, from 1969 until 1986. At IDC and International Dynetics Corp., Mr. Oestreicher oversaw the design, manufacture and sale of refuse compactors and specialized electro-hydraulic waste handling equipment primarily in New York, New Jersey and Connecticut, with distribution worldwide. From January 1951 to June 1969, he was Vice President of AMF, Inc., with responsibility for operations and sales in its International Electrical Products Division.

         WARREN ADELSON has been a director of the Company since May 1993. Mr. Adelson has been President of Adelson Galleries, a New York art gallery, since January 1990. From 1974 to January 1990, Mr. Adelson was Vice President of Coe Kerr Gallery, a New York City art gallery.

         JOEL M. PASHCOW has been a director of the Company since March 1996. Mr. Pashcow has been the Chairman of the Board of Directors of RPS Realty Trust, a New York Stock Exchange commercial property REIT, since February 1988 and has served as its President since March 1996. Mr. Pashcow has served as a member of the Board of Governors of the Real Estate Securities and Syndication Institute and as a director and member of the executive committee of the National Realty Committee.

         IRA S. MERRITT has been a director of the Company since March 1996. Since his semi-retirement in 1990, Mr. Merritt, a licensed certified public accountant, has been engaged in selling residential real estate in Boca Raton, Florida. From 1988 to 1990, Mr. Merritt was employed by the Sidney Kohl Company, a Florida real estate company, where he established the firm's property management division. From 1982 to 1988, Mr. Merritt was the Executive Vice President and Chief Financial Officer of Hanover Companies, Inc. From 1975 to 1982, Mr. Merritt was the senior partner of Merritt, Levy and Cohen, an accounting firm specializing in the real estate industry.

ELECTION OF EXECUTIVE OFFICERS AND DIRECTORS

         The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. The Company's directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the year ended December 31, 1995, the Company's Board of Directors held four meetings and took certain actions by written consent. During 1995, no director attended fewer than 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board of Directors, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

         The only committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Board of Directors does not have a nominating or similar committee.

         Messrs. Shantzis and Merritt are the current members of the Audit Committee, which committee held one meeting during the year ended December 31, 1995. The duties and responsibilities of the Audit Committee include (a) recommending to the Board of Directors the appointment of the Company's auditors and any termination of engagement, (b) reviewing the plan and scope of audits,
(c) reviewing the Company's significant accounting policies and internal controls and (d) having general responsibility for all related auditing matters.

         Messrs. Pashcow and Merritt are the current members of the Compensation Committee, which committee held two meetings during the year ended December 31, 1995. The Compensation Committee reviews and approves the compensation of the Company's executive officers and administers the Company's 1993 Stock Option Plan. The Compensation Committee will also administer the Company's 1996 Stock Option Plan, if such plan is approved by the Company's shareholders.

ADDITIONAL INFORMATION CONCERNING DIRECTORS

         The Company pays non-employee directors an annual fee of $10,000 and reimburses all directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company do not receive additional compensation for their services as directors. In addition, non-employee directors of the Company's Compensation Committee and Audit Committee receive $1,000 per meeting.

         Previously, non-employee directors were eligible to receive options under the Company's 1993 Directors Option Plan. Subject to shareholder approval of the 1996 Directors Option Plan, non-employee directors will be eligible to receive options under the Company's 1996 Directors Option Plan. During 1995, the Company granted options under the 1993 Directors Option Plan to purchase 2,500 shares of Common Stock to each of

Warren Adelson and David Friedman, a former director of the Company, as non-employee directors. In addition, the Company has, subject to shareholder approval of the 1996 Directors Option Plan, granted options to purchase 20,000 shares of Common Stock to each of Ira S. Merritt and Joel M. Pashcow as non-employee directors under such plan. The 1993 Directors Option Plan will terminate effective upon the approval of the 1996 Directors Option Plan by the Company's shareholders.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written or oral representations that no other reports were required for such persons, during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were complied with, except for the late filing by (i) Warren Adelson, a director of the Company, of a Form 5 relating to the grant of options to purchase 5,000 shares of Common Stock in June 1995 in consideration for his serving on the Company's Compensation Committee and options to purchase 2,500 shares of Common Stock in June 1995 under the Company's 1993 Directors Option Plan, and (ii) David Friedman, a former director of the Company, of a Form 5 relating to the grant of options to purchase 2,500 shares of Common Stock in June 1995 under the Company's 1993 Directors Option Plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth, for the years ended December 31, 1993, 1994 and 1995, the aggregate compensation awarded to, earned by or paid to Mark
D. Shantzis (the "Named Executive Officer"), who served as Chief Executive Officer of the Company during each of such years. No other executive officer of the Company received compensation in excess of $100,000 during such years. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during such years.

                                                                                            LONG-TERM COMPENSATION
                                                                   ANNUAL COMPENSATION              AWARDS
                                                                   -------------------     ------------------------
          NAME AND PRINCIPAL POSITION                  YEAR              SALARY                    OPTIONS(#)
- ------------------------------------------------    -----------    -------------------     ------------------------
Mark D. Shantzis                                       1993          $    67,472(2)(3)              100,000(4)
Chairman of the Board of Directors and                 1994              156,857(3)                      -0-
  Chief Executive Officer (1)                          1995              171,987(3)                      -0-

- ------------------------------

(1)      In March 1996, Mr. Shantzis was elected Co-Chairman of the Board and President of the Company.
(2)      In lieu of compensation to Mr. Shantzis prior to the Company's initial public offering, the Company paid
         $20,032 to Equidebt Financial Group, Inc. in 1993.
(3)      In addition, Mr. Shantzis received a monthly car allowance of $750.
(4)      Represents options granted under the Company's 1993 Stock Option Plan to purchase 100,000 shares of Common Stock at an exercise price of $5.00 per share.

EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with Donald Engel, effective as of March 25, 1996, which provides for the employment of Mr. Engel as Co-Chairman of the Board of Directors and Chief Executive Officer of the Company. Such employment agreement provides for an annual base salary of $180,000 subject to annual increases in accordance with the Consumer Price Index. The employment agreement requires Mr. Engel to devote his full time, energies and efforts to the affairs of the Company. Mr. Engel has agreed that during the term of his employment agreement and for a period of five years thereafter, he will not compete or engage in a business competitive with any recycling or solid-waste disposal business in which the Company or its subsidiaries or affiliates then engages and which operates within any state in which the Company conducts business. The employment agreement provides that Mr. Engel or the Company may terminate such agreement upon ten days notice. Upon the termination of the employment agreement, Mr. Engel will be entitled to receive any unpaid salary and accrued bonus through the date of termination.

         The Company has also entered into a three-year employment and consulting agreement with Mark D. Shantzis, effective as of March 25, 1996, which provides for the employment of Mr. Shantzis as Co-Chairman of the Board of Directors and President of the Company. The initial term of the employment and consulting agreement will be automatically extended for successive one year terms unless either party gives notice of its intent not to extend the term at least six months prior to its expiration date (three months in the case of any extension period after the initial term). Such agreement provides for an annual base salary of $180,000 subject to annual increases in accordance with the Consumer Price Index. Mr. Shantzis has agreed that during the term of his employment and consulting agreement and for a period of one year thereafter, he will not consult, compete or engage in or own in excess of 5% of any entity which engages in the business of providing mechanical multi-story recycling and which operates within any state in which the Company conducts business. The employment and consulting agreement provides that Mr. Shantzis or the Company may terminate such agreement upon thirty days notice. Upon the termination of Mr. Shantzis' employment and consulting relationship with the Company, Mr. Shantzis will be entitled to receive any unpaid salary and bonus, if any, accrued through the date of termination and a lump sum severance payment in the amount of the base salary that would have been paid by the Company to Mr. Shantzis through the scheduled end of the then current term of the employment and consulting agreement.

STOCK OPTION PLANS

         In July 1993, the Company adopted the 1993 Stock Option Plan pursuant to which 350,000 shares of Common Stock were reserved for issuance to officers and other key employees and to certain other persons who are employed or engaged by the Company. In 1995, the number of shares of Common Stock reserved for issuance under the 1993 Stock Option Plan was increased by 150,000 shares to 500,000 shares. Under the 1993 Stock Option Plan, options are designated as "incentive stock options" or "non-qualified options" within the meaning of the Internal Revenue Code of 1986, as amended. The purpose of the 1993 Stock Option Plan is to encourage stock ownership by persons instrumental to the success of the Company, in order to give them a greater personal interest in the Company's business. In general, the exercise price of any stock option granted to an eligible employee may not be less than 100% of the fair market value of the shares underlying such option on the date of the grant, unless such employee owns more than 10% of the outstanding Common Stock, in which case the exercise price of any incentive stock may not be less than 110% of such fair market value. In general, the term of each option and the manner in which it may be exercised is determined by the Board of Directors, provided, that no option may be exercisable more than ten years after the date of grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of the outstanding Common Stock, no more than five years. Payment for shares purchased upon exercise of any option may be in cash or in shares of the Company's Common Stock. Options are not transferable, except upon the death of an optionee. In general, the unexercised portion of an option granted to an employee under the 1993 Stock Option Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of: (i) three months after the date on which the employee's employment is terminated for any reason other than for

Cause (as defined in the 1993 Stock Option Plan), mental or physical disability or death; (ii) immediately upon the termination of the employee's employment for Cause; (iii) one year after the date on which the employee's employment is terminated by reason of the employee's mental or physical disability or (iv)(A) one year after the date of termination of the employee's employment by reason of the death of the employee or (B) three months after the date of the employee's death if such death occurs during the one year period following the employee's termination as a result of mental or physical disability. As of December 31, 1995, 313,107 options have been granted and are outstanding under the 1993 Stock Option Plan at an average price of $5.68 per share. In addition, as of December 31, 1995, options to purchase 1,333 shares of Common Stock which had been granted under the 1993 Stock Option Plan had been exercised.

         In July 1993, the Company also adopted the 1993 Directors Option Plan pursuant to which 50,000 shares of Common Stock have been reserved for issuance. Only non-employee directors are eligible to receive options under the 1993 Directors Option Plan. The 1993 Directors Option Plan provides for an automatic grant of an option to purchase 5,000 shares of Common Stock upon a person's election as a director of the Company and an automatic grant of 2,500 shares of Common Stock upon such person's re-election as a director of the Company. The Company has granted to Warren Adelson options to purchase 5,000 shares of Common Stock under the 1993 Directors Option Plan at an exercise price equal to $5.00 per share, options to purchase 2,500 shares of Common Stock at an exercise price equal to $6.06 per share and options to purchase 2,500 shares of Common Stock at an exercise price of $8.25 per share. In addition, in March 1996, the Company granted to each of Messrs. Merritt and Pashcow options under the 1993 Directors Option Plan to purchase 5,000 shares of Common Stock at an exercise price of $4.00 per share. As set forth above, effective upon the approval of the 1996 Directors Option Plan by the Company's shareholders, the 1993 Directors Option Plan will terminate.

         As more fully described herein, in March 1996, the Board of Directors adopted, subject to shareholder approval, the 1996 Stock Option Plan pursuant to which 1,000,000 shares of Common Stock are to be reserved for issuance to officers and other key employees and to certain other persons who are employed or engaged by the Company. The purpose of the 1996 Stock Option Plan is to encourage stock ownership by persons instrumental to the success of the Company, in order to give them a greater personal interest in the Company's business. The terms and provisions of the 1996 Stock Option Plan are substantially similar to those of the 1993 Stock Option Plan. In connection with the adoption of the 1996 Stock Option Plan, the Company's Compensation Committee granted to Donald Engel, the Company's Co-Chairman of the Board of Directors and Chief Executive Officer, subject to shareholder approval of the 1996 Stock Option Plan, options to purchase 500,000 shares of Common Stock at an exercise price of $4.00 per share. Such options were to vest over a five-year period with vesting to accelerate in the event that the price of the Common Stock increased to $6.00 per share. On May 22, 1996, the closing price of the Common Stock was $6.50, and accordingly, the options granted to Mr. Engel vested, subject to shareholder approval of the 1996 Stock Option Plan. In addition, in March 1996, the Board of Directors adopted, subject to shareholder approval, the 1996 Directors Option Plan pursuant to which 150,000 shares are to be reserved for issuance. Only non-employee directors are eligible to receive options under the 1996 Directors Option Plan. The 1996 Directors Option Plan provides for an automatic grant of an option to purchase 20,000 shares of Common Stock upon a person's election as a director of the Company and an automatic grant of 1,000 shares of Common Stock upon such person's re-election as a director of the Company. The Company has granted to each of Messrs. Pashcow and Merritt, subject to shareholder approval of the 1996 Directors Option Plan, options to purchase 20,000 shares of Common Stock under the 1996 Directors Option Plan at an exercise price of $4.00 per share. See "Proposal to Approve the Adoption of the 1996 Stock Option Plan and the Reservation of 1,000,000 Shares of Common Stock for Issuance Pursuant to the 1996 Stock Option Plan" and "Proposal to Approve the 1996 Directors Option Plan and the Reservation of 150,000 Shares of Common Stock for Issuance Pursuant to the 1996 Directors Option Plan."

OPTION/SAR GRANT TABLE

         No options or stock appreciation rights were granted to the Named Executive Officer during the fiscal year ended December 31, 1995.

AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information concerning unexercised stock options held by the Named Executive Officer as of December 31, 1995. No stock options were exercised by the Named Executive Officer during the year ended December 31, 1995. No stock appreciation rights have been granted or are outstanding.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                             SHARES                          NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                            ACQUIRED                        UNDERLYING UNEXERCISED                IN-THE-MONEY OPTIONS AT
                               ON           VALUE            OPTIONS AT FY-END (#)                      FY-END ($)
                            EXERCISE      REALIZED      -------------------------------      ---------------------------------
         NAME                  (#)           ($)        EXERCISABLE    UNEXERCISABLE         EXERCISABLE      UNEXERCISABLE
- -----------------------    -----------   -----------    -----------    ----------------      --------------   ----------------
Mark D. Shantzis               -0-           -0-          40,000            60,000            $150,000(1)        $225,000(1)

- ---------------
(1) The closing bid price for the Company's Common Stock as reported on NASDAQ on December 29, 1995 was $8.75. Value is calculated by multiplying (i) the difference between $8.75 and the option price of $5.00 by (ii) the number of shares of Common Stock underlying the option.

                              CERTAIN TRANSACTIONS

         In March 1992, the Company acquired substantially all of the assets of Events, Etc., of which Mora M. Shantzis was the sole shareholder and director. Mora M. Shantzis is the wife of Mark D. Shantzis, the Company's Co-Chairman of the Board and President and a principal shareholder of the Company. Prior to its acquisition by the Company, Events, Etc. marketed environmental and recycling related products and accessories through catalog sales. The Company continues to market these products through its Modern Recycling Solutions catalog. In connection with this acquisition, the Company issued a promissory note in the principal amount of $24,000 (the aggregate investment that had been made by Mora
M. Shantzis) which bore interest at the rate of 10% per annum commencing March 26, 1992 and continuing through March 25, 1994, at which time the entire accrued interest became due. Principal and interest became payable in monthly installments of $2,000 commencing April 1994. The Company completed payment of this note in April 1995.

         During the year ended December 31, 1993, the Company paid Equidebt Financial Group, Inc., an affiliate of Mr. Shantzis, $20,032 in lieu of compensation to Mr. Shantzis.

         During the years ended December 31, 1993, 1994 and 1995, product development expenses of $44,400, $20,000 and $22,500, respectively, were paid to Tekmar Inc. ("Tekmar"), a company owned by the wife of Byron M. Blank, a former Vice President of the Company. At December 31, 1994 and 1995, the Company had a note receivable from Tekmar in the amount of $32,847 and $28,647, respectively. The note bears interest at 5.5% and is due 180 days after demand for repayment by the Company. As of the date hereof, the Company has not demanded repayment of such note and does not anticipate that it will demand repayment in the foreseeable future.

         In February 1995, the Company, through its newly-formed wholly-owned subsidiary IDC Acquisition Sub, Inc., acquired all of the outstanding capital stock of IDC, a New York corporation organized in November 1987 of which Harriet Oestreicher owned 47.5% of the outstanding capital stock. Mrs. Oestreicher is the wife of Seymour Oestreicher, the Company's Vice President - Distribution Development. Pursuant to the acquisition, the Company agreed to pay $500,000 in cash, of which $366,667 has been paid and $133,333 is payable in two equal annual installments, with interest at the rate of 5.5% per annum, in February of 1997 and 1998. In connection with the acquisition, the Company issued 26,667 shares of Common Stock to the former shareholders of IDC and agreed to issue additional shares of Common Stock in three equal amounts annually, commencing in February 1996. In April 1996, an aggregate of 11,148 additional shares of Common Stock were issued to the former shareholders of IDC, of which Harriet Oestreicher received 5,295 shares.

         The Company has entered into a two-year employment agreement with Seymour Oestreicher effective as of February 23, 1995, which provides for the employment of Mr. Oestreicher as its Vice President - Distribution Development. In May 1996, the Company exercised its option to extend the term of Mr. Oestreicher's employment for an additional year. Such employment agreement provides for an annual base salary of $45,000. Mr. Oestreicher has agreed not to compete or engage in a business competitive with the Company's current or anticipated business (including those previously conducted by IDC) during the term of his employment agreement and for a period of five years thereafter.

         The Company has entered into a two-year consulting agreement with Harriet Oestreicher, effective as of February 23, 1995, which provides for the employment of Mrs. Oestreicher as a consultant to IDC. The consulting agreement provides for an annual fee of $55,000 and terminates upon Mr. Oestreicher ceasing to be an employee of IDC. Mrs. Oestreicher has agreed not to compete or engage in a business competitive with the Company's current or anticipated business (including those previously conducted by IDC) during the term of her consulting agreement and for a period of five years thereafter.

         In 1988, Harriet Oestreicher loaned $50,000 to IDC for working capital purposes. The Company repaid this loan in February 1995, together with interest at the rate of 10% per annum.

         In May 1995, Mark D. Shantzis and Warren Adelson, the Company's principal shareholders, reimbursed the Company with respect to a litigation settlement in the amount of $400,000 by contributing 36,129 shares and 15,484 shares, respectively, of Common Stock to the capital of the Company.

         In March 1996, the Company entered into an employment agreement with Donald Engel, the Company's Co-Chairman of the Board of Directors and Chief Executive Officer, and an employment and consulting agreement with Mark D. Shantzis, the Company's Co-Chairman of the Board of Directors and President. See "Executive Compensation - Employment Agreements" above for a description of these agreements.

         PROPOSAL TO APPROVE THE ADOPTION OF THE 1996 STOCK OPTION PLAN
             AND THE RESERVATION OF 1,000,000 SHARES OF COMMON STOCK
               FOR ISSUANCE PURSUANT TO THE 1996 STOCK OPTION PLAN

         In March 1996, the Board of Directors adopted, subject to approval by the Company's shareholders, the 1996 Stock Option Plan pursuant to which 1,000,000 shares of Common Stock are to be reserved for issuance to officers and other key employees and to certain other persons who are employed or engaged by the Company. The benefits provided by the 1996 Stock Option Plan are intended to supplement those provided by the Company's 1993 Stock Option Plan. The text of the 1996 Stock Option Plan, as approved by the Company's Board of Directors, is attached hereto as Exhibit A. The material features of the 1996 Stock Option Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1996 Stock Option Plan, as amended.

         The purpose of the 1996 Stock Option Plan is to encourage stock ownership by persons whose efforts and judgment are instrumental to the success of the Company, in order to give them a greater personal interest in the Company's business. In furtherance of this purpose, the 1996 Stock Option Plan authorizes (a) the granting of incentive or non-qualified stock options to purchase Common Stock to employees of the Company or its subsidiaries, including directors and officers who are regular employees of the Company (48 persons),
(b) the provision of loans for the purpose of financing the exercise of options and the amount of taxes payable in connection therewith and (c) the use of already owned Common Stock as payment of the exercise price for options granted under the 1996 Stock Option Plan (such provisions being at times referred to herein as the "Stock Swap").

         Approval of the 1996 Stock Option Plan by the Company's shareholders is one of the conditions of Rule 16b-3, a rule promulgated by the Securities and Exchange Commission (the "SEC") that provides an exemption from the operation of the "short-swing profit" recovery provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the acquisition of options, the use of the Stock Swap and certain transactions by officers and directors of the Company.

         The 1996 Stock Option Plan provides that it shall be administered by a committee consisting of two or more disinterested directors designated by the Board of Directors, or in the absence of such a committee the full Board of Directors (in either case, the "Committee"). For purposes of the 1996 Stock Option Plan, a disinterested director is a director who is not, during the one year prior to his service as an administrator of the 1996 Stock Option Plan, or during such service, granted or awarded options pursuant to the 1996 Stock Option Plan. The Committee in its sole discretion, determines the persons to be awarded options, the number of shares subject thereto and the exercise price and other terms thereof. In making this determination, the Committee has the authority to consult with and receive recommendations from officers and other personnel of the Company and its subsidiaries with regard to these matters. In addition, the Committee has full power and authority to construe and interpret the 1996 Stock Option Plan, and the acts of the Committee are final, conclusive and binding upon all interested parties, including the Company, its shareholders, its officers and employees, recipients of grants under the 1996 Stock Option Plan and all persons or entities claiming by or through such persons. The Company's Compensation Committee will administer the 1996 Stock Option Plan.

         Options are intended to be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants of options are to be made are to be determined from time to time by the Committee, in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will receive options or the number of shares for which options will be granted to any such employee, except to the extent already granted subject to shareholder approval of the 1996 Stock Option Plan.

         Assuming shareholder approval of the 1996 Stock Option Plan, an aggregate of 1,000,000 shares of Common Stock (subject to adjustment as discussed below) will be reserved for issuance upon exercise of options granted under the 1996 Stock Option Plan. In connection with the Board of Directors' adoption of the 1996 Stock Option Plan, the Committee granted to Donald Engel, the Company's Co-Chairman of the Board of Directors and Chief Executive Officer, subject to shareholder approval of the 1996 Stock Option Plan, options to purchase 500,000 shares of Common Stock at an exercise price of $4.00 per share. Such options were to vest in equal installments over a five-year period with vesting to accelerate in the event that the price of the Common Stock increased to $6.00 per share. On May 22, 1996, the closing price of the Common Stock was $6.50 and accordingly, subject to shareholder approval of the 1996 Stock Option Plan, the options granted to Mr. Engel vested.

         The shares acquired upon exercise of options granted under the 1996 Stock Option Plan will be authorized and unissued shares of Common Stock. The Company's shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 1996 Stock Option Plan. If any option granted under the 1996 Stock Option Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the 1996 Stock Option Plan.

         The following table sets forth as of June 10, 1996, certain information regarding options granted to Donald Engel, the Company's Co-Chairman of the Board of Directors and Chief Executive Officer, under the 1996 Stock Option Plan, subject to shareholder approval of such plan. No other executive officer, director or employee of the Company has been granted options under the 1996 Stock Option Plan.

                                                               NUMBER OF                EXERCISE                VALUE OF
                                                             SHARES SUBJECT            PRICE PER              OPTIONS AT
                 NAME AND POSITION                             TO OPTIONS                SHARE             JUNE 10, 1996(1)
- -----------------------------------------------------    ----------------------    -----------------    ----------------------
Donald Engel                                                     500,000                 $4.00                  $875,000
         Co-Chairman of the Board and
         Chief Executive Officer

- --------------------
(1) The closing price of the Common Stock on June 10, 1996 was $5.75 per share. Value is calculated by multiplying (a) the difference between $5.75 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

TERMS AND CONDITIONS

         All options granted under the 1996 Stock Option Plan are, and shall be, evidenced by a written agreement between the Company and the grantee. Such agreements do or shall contain such terms and conditions, consistent with the 1996 Stock Option Plan, relating to the grant, the time or times of exercise and other terms of the options as the Committee prescribes.

         Under the 1996 Stock Option Plan, the option price per share for incentive stock options may not be less than the fair market value of the underlying shares on the date of grant. For purposes of the 1996 Stock Option Plan and subject to the Committee's sole discretion to determine otherwise in a fair and uniform manner, the term "fair market value" shall mean the closing price of the Common Stock on the business day immediately preceding the date of grant. For the purpose of determining fair market value, the closing price of the Common Stock on any business day shall be (i) if such Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or
(iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days.

         The exercise price of an option may be paid in cash, by certified check or official bank check, by money order, with already owned shares of Common Stock having a fair market value equal to the exercise price, or by a combination of the foregoing. The 1996 Stock Option Plan also authorizes the Company, on an individual basis or pursuant to a general program established in connection with the plan, to make loans to optionees to enable them to exercise their options. Such loans must (i) provide for full recourse to the optionee,
(ii) bear interest at a rate no less than the prime rate of interest of the Company's principal lender, and (iii) be collateralized by the pledge of the shares of Common Stock purchased. Proceeds from the sale of Common

Stock pursuant to the exercise of options will be added to the general funds of the Company to be used for general corporate purposes.

         The use of already owned shares of Common Stock applies to payment for the exercise of an option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous option exercises. In general, pyramiding permits an option holder to start with as little as one share of Common Stock and exercise an entire option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of Common Stock, no cash (except for fractional share adjustments) is needed to exercise an option. Consequently, the optionee would receive Common Stock equal in value to the spread between the fair market value of the shares subject to the option and the exercise price of the option.

         No option granted under the 1996 Stock Option Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by such optionee. The expiration date of an option will be determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant. An option may be exercised at any time or from time to time or only after a period of time or in installments, as the Committee determines. The Committee may in its sole discretion accelerate the date on which any option may be exercised.

         The unexercised portion of any option granted to an employee under the 1996 Stock Option Plan shall automatically be terminated (a) three months after the date on which the optionee's employment is terminated for any reason other than (i) Cause (as defined in the 1996 Stock Option Plan); (ii) mental or physical disability; or (iii) death; (b) immediately upon the termination of the optionee's employment for Cause; (c) one year after the date on which the optionee's employment is terminated by reason of mental or physical disabilities; or (d) one year after the date on which the optionee's employment is terminated by reason of the death of the employee; or one year after the date on which the optionee shall die if such death shall occur during the one year period following the termination of the optionee's employment by reason of mental or physical disability.

         To prevent dilution of the rights of a holder of an option, the 1996 Stock Option Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares. Provisions governing the effect upon options of a merger, consolidation or other reorganization of the Company are also included in the 1996 Stock Option Plan.

         No option may be granted under the 1996 Stock Option Plan after March 25, 2006. The Board of Directors may amend, suspend or terminate the 1996 Stock Option Plan at any time, provided that such amendment may not adversely affect the rights of an optionee under an outstanding option without the affected optionee's written consent. In addition, the Board of Directors may not amend the 1996 Stock Option Plan to (a) without first obtaining shareholder approval, increase the number of shares of Common Stock reserved for issuance or change the class of persons eligible to receive options, (b) permit the granting of options that expire beyond the maximum ten-year period or (c) extend the termination date of the 1996 Stock Option Plan.

                         FEDERAL INCOME TAX CONSEQUENCES

         The 1996 Stock Option Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         NON-QUALIFIED STOCK OPTIONS. On exercise of a nonqualified stock option granted under the Plan, an optionee (other than an officer or director of the Company) will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the option of the shares of Common Stock acquired on exercise over the exercise price. That income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee's holding period for those shares will begin on that date.

         An officer or director of the Company or any other person to whom the short-swing profit recovery provisions of section 16(b) of the Exchange Act apply in connection with an option under the 1996 Stock Option Plan (a "Reporting Person") generally will not recognize ordinary income until the earlier of the expiration of the six month period after the exercise of an option and the first day on which a sale at a profit of shares acquired on exercise of the option would not subject the Reporting Person to suit under section 16(b) of the Exchange Act. The amount of ordinary income will equal the excess, if any, of the fair market value of the shares on the date the income is recognized over the exercise price of the option. A Reporting Person, however, is entitled under section 83(b) of the Code to elect to recognize ordinary income on the date of exercise of the Option, in which case the amount of income will be equal to the excess, if any, of the fair market value of the shares on that date over the exercise price of the option. A section 83(b) election must be made within 30 days after exercising an option.

         If an optionee pays for shares of Common Stock on exercise of an option by delivering shares of the Company's Common Stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

         The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         INCENTIVE STOCK OPTIONS. The 1996 Stock Option Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income the optionee recognizes will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An optionee who exercises an incentive stock option by delivering shares of Common Stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an item of adjustment included in the optionee's alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no item of adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the item of adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

         The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE 1996 STOCK OPTION PLAN AND THE RESERVATION OF 1,000,000 SHARES OF COMMON STOCK FOR ISSUANCE PURSUANT TO THE 1996 STOCK OPTION PLAN.

               PROPOSAL TO APPROVE THE 1996 DIRECTORS OPTION PLAN
              AND THE RESERVATION OF 150,000 SHARES OF COMMON STOCK
             FOR ISSUANCE PURSUANT TO THE 1996 DIRECTORS OPTION PLAN

         The Company's Board of Directors has unanimously adopted, subject to approval by the Company's shareholders, the 1996 Directors Option Plan and the reservation of 150,000 shares of Common Stock for issuance pursuant to such plan. The text of the 1996 Directors Option Plan, as approved by the Company's Board of Directors, is attached hereto as Exhibit B. The material features of the 1996 Directors Option Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the 1996 Directors Option Plan.

         The purpose of the 1996 Directors Option Plan is to attract and retain nonemployee directors by providing additional incentives and to encourage stock ownership in the Company by such persons. Prior to the adoption of the 1996 Directors Option Plan, options had been granted and are outstanding for 25,000 of the 50,000 shares available for issuance pursuant to options granted under the 1993 Directors Option Plan. Accordingly, with only approximately 25,000 shares available for option grants under the 1993 Directors Option Plan, a principal purpose of the 1996 Directors Option Plan is to provide additional shares for which options can be granted and thereby allow the Company to grant additional options under the 1996 Directors Option Plan in furtherance of the purposes described above. The 1996 Directors Option Plan is to be administered by the Company's Board of Directors who shall have the authority to adopt those rules and regulations and make those determinations not inconsistent with the terms of the plan that are necessary or desirable for the implementation and administration thereof.

         An aggregate of 150,000 shares of Common Stock have been reserved for issuance upon exercise of options granted under the 1996 Directors Option Plan. The shares acquired upon exercise of options granted under the 1996 Directors Option Plan will be authorized and unissued shares of Common Stock. The Company's shareholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the 1996 Directors Option Plan. If any option granted under the 1996 Directors Option Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for the grant of additional options. The Company has granted to each of Messrs. Pashcow and Merritt, subject to shareholder approval of the 1996 Directors Option Plan, options to purchase 20,000 shares of Common Stock under such plan at an exercise price of $4.00 per share.

         The following table sets forth as of June 10, 1996, certain information regarding options granted to each of Joel M. Pashcow and Ira S. Merritt, directors of the Company, under the 1996 Directors Option Plan. No other director of the Company has been granted options under the 1996 Directors Option Plan.

                                                                       EXERCISE                 VALUE OF
                                          NUMBER OF SHARES            PRICE PER                OPTIONS AT
            NAME AND POSITION            SUBJECT TO OPTIONS             SHARE               JUNE 10, 1996(1)
- ------------------------------------  -------------------------  --------------------   -------------------------
Joel S. Pashcow, Director                      20,000                   $4.00                   $35,000

Ira S. Merritt, Director                       20,000                   $4.00                   $35,000

- --------------------

(1) The closing price of the Common Stock on June 10, 1996 was $5.75 per share. Value is calculated by multiplying (a) the difference between $5.75 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

ELIGIBILITY

         Any person who is a member of the Company's Board of Directors and who is not an employee, full-time or part-time, of the Company or its subsidiaries is eligible to receive grants of options under the 1996 Directors Option Plan (each an "Eligible Director").

TERMS AND CONDITIONS

         Pursuant to the 1996 Directors Option Plan, each Eligible Director shall receive the grant of an option to purchase 20,000 shares of Common Stock on the date such individual is first elected as a member of the Company's Board of Directors. Thereafter, each Eligible Director shall receive an annual grant of an option to purchase 1,000 shares of Common Stock on the date of each annual meeting of the Company's shareholders subsequent to such Eligible Director's election as a director of the Company, beginning with the first such annual meeting following election that occurs after December 31, 1996. Upon the grant of options, the Company and each Eligible Director shall enter into an option agreement, which agreement shall specify, among other things, the grant date and the exercise price.

         The exercise price of any option granted pursuant to the 1996 Directors Option Plan shall be the "Fair Market Value" of the Common Stock underlying such option at the close of business on the date of grant of such option unless the Board of Directors shall determine otherwise in a fair and uniform manner. "Fair Market Value" on any date of reference shall be the closing price of the Common Stock on the business day immediately preceding such date of grant. For purposes of determining Fair Market Value, the closing price of the Common Stock on any business day shall be (i) if such Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days.

         Options granted under the 1996 Directors Option Plan are not exercisable until after six months following their grant to an Eligible Director. Thereafter, such options shall be exercisable in full for a period of ten years from the date of grant. No option granted under the 1996 Directors Option Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by such optionee.

         Under the 1996 Directors Option Plan, an option is deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the option (as set forth in the option agreement); (ii) full payment of the aggregate option price of the shares as to which the option is exercised has been made; and (iii) arrangements that are satisfactory to the Board of Directors, in its sole discretion, have been made for the payment to the Company of the amount that is necessary for the Company to withhold in accordance with applicable Federal or state tax withholding requirements.

         Shares of Common Stock purchased upon the exercise of options must be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of Common Stock, or a combination of the above. If paid in whole or in part with shares of already owned Common Stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the option is exercised. Proceeds from the sale of Common Stock pursuant to the exercise of options will be added to the general funds of the Company to be used for general corporate purposes.

         Pursuant to the 1996 Directors Option Plan, if an optionee ceases to be a director for any reason other than for cause, which includes removal as a result of acts of (i) fraud or intentional misrepresentation or (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any subsidiary, the unexercised portion of the optionee's options shall terminate three months following such termination. If an optionee is removed for cause, the unexercised portion of such optionee's options shall terminate immediately upon such termination. If an optionee's employment is terminated by reason of the optionee's death, the unexercised portion of the optionee's options shall terminate twelve months after the optionee's death.

        FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 DIRECTORS OPTION PLAN

         The 1996 Directors Option Plan is not qualified under the provisions of
Section 401(a) of the Code, nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. All options granted under the 1996 Directors Option Plan will be non-qualified stock options.

         On exercise of an option, a director generally will recognize ordinary income on the earlier of (i) the expiration of the six month period after the exercise of the option and (ii) the first day on which a sale at a profit of shares acquired on exercise of the option would not subject the director to liability under Section 16(b) of the Exchange Act. The amount of ordinary income will equal the excess, if any, of the fair market value of the shares on the date the income is recognized over the exercise price of the option. The director, however, is entitled under section 83(b) of the Code to elect to recognize ordinary income on the date of exercise of the option, in which case the amount of income will be equal to the excess, if any, of the fair market value of the shares on that date over the exercise price of the option. A section 83(b) election must be made within 30 days after exercising an option. The income recognized by the director will be subject to the withholding of Federal income tax. The director's tax basis in the shares of Common Stock acquired on exercise of any option will be the fair market value of those shares used in determining the amount of ordinary income recognized by the director. The director's holding period for those shares will begin on the date of exercise of the option.

         If an optionee pays for shares of Common Stock on exercise of an option by delivering shares of the Company's Common Stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

         The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE ADOPTION OF THE 1996 DIRECTORS OPTION PLAN AND THE RESERVATION OF 150,000 SHARES OF COMMON STOCK FOR ISSUANCE UNDER THE 1996 DIRECTORS OPTION PLAN.

            OTHER BUSINESS; REPRESENTATIVES OF THE COMPANY'S AUDITORS

         The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

         Representatives of Coopers & Lybrand LLP, the Company's independent auditors, are not expected to be present at the Annual Meeting, and, accordingly, will not be available to respond to shareholder inquiries.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission, a shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1997 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive offices no later than February 19, 1997.

                           By Order Of The Board of Directors

                           DONALD ENGEL
                           CO-CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

Miami, Florida
June 17, 1996

                                                                       EXHIBIT A

                     ---------------------------------------

                         HI-RISE RECYCLING SYSTEMS, INC.
                             1996 STOCK OPTION PLAN

                     ---------------------------------------


         1. PURPOSE. The purpose of this Plan is to advance the interests of HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide management services and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (c) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof, or, if such committee is not appointed, the Board.

                  (d) "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

                  (e) "Company" shall mean Hi-Rise Recycling Systems, Inc., a Florida corporation.

                  (f) "Director" shall mean a member of the Board.

                  (g) "Disinterested Person" shall mean a Director who is not, during the one year prior to his or her service as an administrator of this Plan, or during such service, granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its affiliates, except that:

                           (i)       participation in a formula plan meeting the
conditions in paragraph (c)(2)(ii) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person;

                           (ii)      participation in an ongoing securities
acquisition plan meeting the conditions in paragraph (d)(2)(i) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person; and

                           (iii)     an election to receive an annual retainer
fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a Director from being a Disinterested Person.

                  (h) "Effective Date" shall mean March 25, 1996.

                  (i) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

                  (j) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

                  (k) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (l) "Non-Employee Director" shall mean a member of the Board who is not an employee of the Company or a Subsidiary.

                  (m) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

                  (n) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. Section 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

                  (o) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (p) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

                  (q) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (r) "Parent" means a "parent corporation" as defined in
Section 424(e) and (g) of the Code.

                  (s) "Plan" shall mean this Stock Option Plan for the Company.

                  (t) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (u) "Share" shall mean a share of Common Stock.

                  (v) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AVAILABLE FOR OPTION GRANTS. The Committee may grant to Optionees from time to time Options to purchase an aggregate of up to One Million (1,000,000) Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         4. INCENTIVE AND NON-QUALIFIED OPTIONS.

                  (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

                  (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations), exceeds $100,000.

         5. CONDITIONS FOR GRANT OF OPTIONS.

                  (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular employees of the Company or its Subsidiaries, including Directors and Officers who are regular employees, but excluding Non-Employee Directors. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

                  (b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation,
(i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

                  (d) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary, as defined in Section 424 of the Code, at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                  (e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to an Officer or Employee Director unless the grant of such Options is authorized by, and all of the terms of such Options are determined by, a Committee that is appointed in accordance with Section 13 of this Plan and all of whose members are Disinterested Persons.

                  (f) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Director, Officer or employee may not exceed 30% of the total number of Options available for grant under the Plan.

         6. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided further, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 10 hereof.

         8. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in this Section 8.

                  (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                           (i)       if there occurs any transaction (which
shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii)      if the shareholders of the Company shall
approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii)     if the shareholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                  (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         9.       TERMINATION OF OPTION PERIOD.

                  (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i)       three months after the date on which the
Optionee's employment is terminated for any reason other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's wilful misconduct or gross negligence, (B) a mental or physical disability as determined by a medical doctor satisfactory to the Committee, or (C) death;

                           (ii)      immediately upon the termination of the
Optionee's employment for Cause;

                           (iii)      twelve months after the date on which the
Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee;

                           (iv)      (A) twelve months after the date of
termination of the Optionee's employment by reason of death of the employee, or
(B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

                  (b) The Committee in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 8(b)(ii) or
(iii) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         10.      ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i)       appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii)      appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Unless otherwise provided in any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(ii) or (iii) hereof so as to preserve but not increase benefits under the Plan.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         11. TRANSFERABILITY OF OPTIONS AND SHARES. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

         12.      ISSUANCE OF SHARES.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings as the Committee may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                           (i)       a representation and warranty by the
Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii)      a representation, warranty and/or agreement
to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee to be applicable to the issuance and transfer of such Shares.

         13.      ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors, each of whom shall be Disinterested Persons to the extent required by Section 5(e) hereof. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange

Act. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

                  (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan or any Option shall be final and conclusive.

                  (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         15. INTERPRETATION.

                  (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                  (b) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

                  (c) This Plan shall be governed by the laws of the State of Florida.

                  (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         16. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, except to the extent provided in Section 10 hereof, no such amendment may, without approval by the shareholders of the Company, (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided further, that, except to the extent provided in Sections 9 and 10 hereof, no such amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

         17. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is the date on which the Board adopts this Plan, and the Plan shall terminate on the 10th anniversary of the Effective Date.

                                                                       EXHIBIT B

                         HI-RISE RECYCLING SYSTEMS, INC.

                       -----------------------------------

                           DIRECTORS STOCK OPTION PLAN

                      ------------------------------------


         1. PURPOSE. The purpose of this Plan is to advance the interests of HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation, by providing an additional incentive to attract and retain nonemployee directors through the encouragement of stock ownership in the Company by such persons.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  a. "Board" shall mean the Company's Board of Directors.

                  b. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  c. "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

                  d. "Company" shall refer to HI-RISE RECYCLING SYSTEMS, INC., a Florida corporation.

                  e. "Director" shall mean a member of the Board.

                  f. "Eligible Director" means any person who is a member of the Board and who is not an employee, full time or part time, of the Company or its subsidiaries. For purposes of this Plan, a director who does not receive regular compensation from the Company or its subsidiaries, other than directors' fees and reimbursement for expenses, shall not be considered to be an employee of the Company, even if such director is an officer of a subsidiary of the Company.

                  g. "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

                  h. "Initial Grant Date" means the later of (i) March 25, 1996, and (ii) the date on which a person is elected as a member of the Board.

                  i. "Option" (when capitalized) shall mean any option granted under this Plan.

                  j. "Option Agreement" shall mean the agreement between the Company and the Optionee for the grant of an option.

                  k. "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  l. "Parent" shall mean a "parent corporation" as defined in
Section 425(e) and (g) of the Code.

                  m. "Plan" shall mean this Directors Stock Option Plan for the Company.

                  n. "Share(s)" shall mean a share or shares of the Common
Stock.

                  o. "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AND OPTIONS. Subject to Section 9 of this Plan, the Company may grant to Optionees from time to time Options to purchase an aggregate of up to One Hundred and Fifty Thousand (150,000) shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         4. GRANTS OF OPTIONS.

                  a. On the Initial Grant Date, each Eligible Director shall receive the grant of an Option to purchase 20,000 Shares.

                  b. Each Eligible Director shall receive an annual grant of an Option to purchase 1,000 Shares on each Annual Meeting Date, beginning with the first Annual Meeting Date after the Initial Grant Date for each such Eligible Director.

                  c. Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date and the exercise price and shall include or incorporate by reference the substance of this Plan and such other provisions consistent with this Plan as the Board may determine.

         5. EXERCISE PRICE. The exercise price per Share of any Option shall be the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         6. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The exercise price of any Shares purchased shall be paid in cash, by certified or official bank check or personal check, by money order, with Shares or by a combination of the above. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 9 hereof.

         7. EXERCISE SCHEDULE FOR OPTIONS. Each Option granted hereunder shall not be exercisable until after six months following the date of grant of the Option to the Eligible Director. Thereafter, such option shall be exercisable in full. The expiration date of an Option shall be 10 years from the date of grant of the Option.

         8. TERMINATION OF OPTION PERIOD.

                  a. The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           i.        three months after the date on which the
Optionee ceases to be a Director for any reason other than by reason of (A) "Cause" (which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act of (1) fraud or intentional misrepresentation, or (2) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or any Subsidiary), or (B) death;

                           ii.       immediately upon the removal of the
Optionee as a Director for Cause;

                           iii.      one year after the date the Optionee ceases
to be a Director by reason of death of the Optionee;

                  b. The Board in its sole discretion may, by giving written notice ("Cancellation Notice"), cancel any Option that remains unexercised on the date of the consummation of any corporate transaction:

                           i.        if the shareholders of the Company shall
approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           ii.       if the shareholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

Any Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

         9. ADJUSTMENT OF SHARES.

                  a. If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           i.        appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           ii.       appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  b. Subject to the specific terms of any Option, the Board may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Board's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(i) or (ii) hereof.

                  c. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of the Shares then subject to outstanding Options granted under the Plan.

                  d. Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         10. TRANSFERABILITY OF OPTIONS. Each Option shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

         11. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                  a. a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                  b. a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         12. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan.

         13. INTERPRETATION. If any provision of the Plan should be held invalid or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. This Plan shall be governed by the laws of the State of Florida. Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         14. TERM OF PLAN; AMENDMENT AND TERMINATION OF THE PLAN.

                  a. This Plan shall become effective upon its adoption by the Board, and shall continue in effect until all Options granted hereunder have expired or been exercised, unless sooner terminated under the provisions relating thereto. No Option shall be granted after 10 years from the date of the Board's adoption of this Plan.

                  b. The Board may from time to time amend the Plan or any Option; PROVIDED, HOWEVER, that, without approval by the Company's shareholders, no such amendment shall (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of Shares or other securities reserved for issuance upon the exercise of Options, (iii) materially modify the requirements as to eligibility for participation under the Plan or (iv) otherwise involve any other change or modification requiring shareholder approval under Rule 16b-3 of the Securities Act of 1933, as amended; and, PROVIDED, FURTHER, that, except to the extent otherwise specifically provided in Section 8, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

                  c. Notwithstanding anything else contained herein, the provisions of this Plan which govern the number of Options to be awarded to nonemployee directors, the exercise price per share under each such Option, when and under what circumstances an Option will be granted and the period within which each Option may be exercised, shall not be amended more than once every six months (even with shareholder approval), other than to conform to changes to the Code, or the rules promulgated thereunder, and under the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or with rules promulgated by the Securities and Exchange Commission.

                  d. The Board, without further approval of the Company's shareholders, may at any time terminate or suspend this Plan. Any such termination or suspension of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated or suspended. No Option may be granted while the Plan is suspended or after it is terminated. The rights and obligations under any Option granted to any Optionee while this Plan is in effect shall not be altered or impaired by the suspension or termination of this Plan without the consent of such Optionee.

         15. RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available a number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                         HI-RISE RECYCLING SYSTEMS, INC.
                             16255 N.W. 54TH AVENUE
                              MIAMI, FLORIDA 33014

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK

         The undersigned holder of Common Stock of Hi-Rise Recycling Systems, Inc., a Florida corporation (the "Company"), hereby appoints Donald Engel and Mark D. Shantzis, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the 1996 Annual Meeting of Shareholders of the Company, to be held on Tuesday, July 16, 1996, at 11:30 a.m., local time, at the offices of the law firm of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel located at Citicorp Center, 153 E. 53rd Street, New York, New York, or at any adjournment(s) or postponement(s) thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1) BELOW AND THE OTHER PROPOSALS SET FORTH BELOW.

Proposal 1.   Election of Donald Engel, Mark D. Shantzis, Warren Adelson, Ira S.
Merritt and Joel M. Pashcow as directors of the Company.

     [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any).

     [ ] VOTE WITHHELD from all nominees.

Proposal 2. Proposal to approve the adoption of the Company's 1996 Stock
            Option Plan and the reservation of 1,000,000 shares of Common Stock for issuance pursuant to the 1996 Stock Option Plan.

                  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

Proposal 3. Proposal to approve the adoption of the Company's 1996
            Directors' Stock Option Plan and the reservation of 150,000 shares of Common Stock for issuance pursuant to the 1996 Directors' Stock Option Plan.

                  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

            In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

                               (SEE REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.

         The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1995 Annual Report to Shareholders.

                               Dated: _________________________________ , 1996


                               _________________________________________________
                                                (Signature)

                               _________________________________________________
                                          (Signature if held jointly)

                               IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

                                        2